                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549


                                       FORM 8-K


                                    CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (Date of earliest event reported):              OCTOBER 8, 1998




                              HORIZON GROUP PROPERTIES, INC.
                (Exact name of registrant as specified in its charter)


          MARYLAND                     0-24123               38-3407933
(State or other jurisdiction        (Commission            (IRS Employer
      of incorporation)             File Number)         Identification No.)



77 WEST WACKER DRIVE, SUITE 3900
CHICAGO, ILLINOIS                                                  60601
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code           (312) 917-1500


            (Former name or former address, if changed since last report)

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Item 5.   OTHER EVENTS.

          On October 8, 1998, Horizon Group Properties, Inc. (the "Company") announced that it intends to seek shareholder approval to not elect to be treated as a real estate investment trust ("REIT") for its initial taxable year.


          The press release announcing the Company's intention to seek to not elect REIT status for its initial taxable year is attached hereto as Exhibit 99.2.



Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.


Number    Description
------    -----------
99.2      Press Release issued by Horizon Group Properties, Inc. on October 8,
          1998 announcing the Company's intention to seek shareholder approval to not elect REIT status for its initial taxable year

                                      SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              HORIZON GROUP PROPERTIES, INC.
                              (Registrant)

Date:  October 13, 1998
                              By:    /s/ Gary J. Skoien
                                   ------------------------------
                              Name:     Gary J. Skoien
                              Title:    President and Chief Executive Officer

                                    EXHIBIT INDEX


Number    Description
------    -----------
99.2      Press Release issued by Horizon Group Properties, Inc. on October 8,
          1998 announcing the Company's intention to seek shareholder approval to not elect REIT status for its initial taxable year